INVESTOR PRESENTATION

FIRST QUARTER 2020

Nasdaq: FBIZ

First Business®

Forward-Looking Statements

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Adverse changes in the economy or business conditions, either nationally or in our markets, including, without limitation, the adverse effects of the COVID-19 pandemic on the global, national, and local economy. (ii) The effect of the COVID-19 pandemic on the Corporation’s credit quality, revenue, and business operations. (iii) Competitive pressures among depository and other financial institutions nationally and in our markets. (iv) Increases in defaults by borrowers and other delinquencies. (v) Our ability to manage growth effectively, including the successful expansion of our client support, administrative infrastructure, and internal management systems. (vi) Fluctuations in interest rates and market prices. (vii) The consequences of continued bank acquisitions and mergers in our markets, resulting in fewer but much larger and financially stronger competitors. (viii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries. (ix) Changes in tax requirements, including tax rate changes, new tax laws, and revised tax law interpretations. (x) Fraud, including client and system failure or breaches of our network security, including our internet banking activities. (xi) Failure to comply with the applicable SBA regulations in order to maintain the eligibility of the guaranteed portions of SBA loans. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risks could cause actual results to differ materially from what we have anticipated or projected. These risk factors and uncertainties should be carefully considered by our stockholders and potential investors. See Part II, Item 1A “RISK FACTORS” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and Part I, Item 1A "RISK FACTORS" in our Annual Report on Form 10-K for the year ended December 31, 2019, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Table of Contents

Company Overview 4
COVID-19 Response 8
Quarterly Update 14
Value Drivers 21
Strategic Plan 29
Investment Rationale 33
Appendix 42

First Business

COMPANY
OVERVIEW

First Business®

Company Profile


First Business Bank Center

FBIZ BANKING[1]

$2.2 Billion
IN TOTAL ASSETS

FBIZ TRUST

$1.7 Billion
IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

Headquarters: Madison, WI

Mission: Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives, and high net worth individuals

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 5.3%[2]
- Business-focused model
- Efficient and highly scalable banking model with limited branch network
- Client relationship focus with high touch service

1. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis.
2. Data as of February 28, 2020. Insider ownership consists of shares beneficially owned by directors and executive officers.

Evolution of Success

Aligned with the Financial Needs of Our Niche Client Base


Business Banking Services
Asset-based Lending
Equipment Finance
Company Retirement Plan Services
Private Wealth Services
Accounts Receivable Financing
SBA Lending
Vendor Finance
Bank Consulting
1990
1995
1998
2000
2001
2006
2012
2014
2018
Greater Madison Area
Southeast Wisconsin
Northeast Wisconsin
Kansas City Metro

First Business

Evolution of Success

Aligned with the Financial Needs of Our Niche Client Base



BUSINESS BANKING
Commercial Lending
Treasury Management
Company Retirement Plans
SPECIALTY FINANCE
SBA Lending
Asset-based Lending
Equipment Finance
Vendor Finance
Receivable Financing
PRIVATE WEALTH
Private Banking
Investment Management
Financial Planning
Trust & Estate Administration



GROWING OR MANAGING A BUSINESS
SBA
RECEIVABLE FINANCING
ASSET-BASED LENDING
TREASURY MANAGEMENT
LEADING AN ESTABLISHED BUSINESS
TREASURY MANAGEMENT
COMMERCIAL LENDING
EQUIPMENT FINANCE
VENDOR FINANCE
ASSET-BASED LENDING
COMPANY RETIREMENT PLANS
INVESTMENT MANAGEMENT
BUILDING AND MANAGING WEALTH
PRIVATE BANKING
FINANCIAL PLANNING
INVESTMENT MANAGEMENT/ ACCUMULATION
ENJOYING RETIREMENT
INVESTMENT MANAGEMENT/ DISTRIBUTION
TRUST & ESTATE ADMINISTRATION

COVID-19
RESPONSE

First Business®

Business Continuity Plan

Focus on Safety & Uninterrupted Client Service

Employees – Safety and well-being is our #1 priority

- Limited lobby hours
- Transitioned over 90% of our employees to remote work
- Regular communication and weekly open Q&A with CEO
- No employees have been furloughed or laid off to date

Clients – Provide proactive and uninterrupted service to our clients

- All banking locations remain accessible, with modified hours and by appointment
- Unprecedented effort by team of nearly 60 employees executed successful participation in Paycheck Protection Program (PPP)

Paycheck Protection Program

Active Participation Propelled by SBA Expertise & Proactive Investments in Technology

Nearly **60** employees, or 20% of the Company's workforce, successfully executed the program

Leveraged a **proprietary client portal** to create an efficient and user friendly PPP portal within days of the plan's announcement

600+ applications processed and **$300+ MILLION** funds approved and disbursed within 10 business days of SBA approval

$8+ MILLION in processing fees expected to be recognized as yield enhancement through net interest margin in 2020

26,000+ jobs retained (based on application information)

First Business

Credit Quality

Modest Overall Exposure to Industries Most Impacted by COVID-19 and No Retail Consumer Portfolio

Exposure to Stressed Industries

(Unaudited) ($ in millions)	As of March 31, 2020 Balances Outstanding by Risk Rating			
Industries:	**Pass**	**Criticized [2]**	**Total**	**% of Total Loans**
Retail [1]	$ 65.1	$ 10.3	$ 75.4	4.3%
Hospitality	53.5	15.2	68.7	3.9%
Entertainment	9.3	1.8	11.1	0.6%
Restaurants & food service	11.7	4.3	16.0	0.9%
Total outstanding exposure	$ 139.6	$ 31.6	$ 171.2	9.8%

- As of March 31, 2020, the Company had no meaningful direct exposure to the energy or airline industries and does not participate in shared national credits.
- Because of the significant uncertainties related to the ultimate duration of the COVID-19 pandemic and its potential effects on our clients and prospects, and on the national and local economy as a whole, there can be no assurances as to how the crisis may ultimately affect the Company's loan portfolio.

Loan Modification Trend



$300
$250
$200
$150
$100
$50
$0
($ in millions)
400
350
300
250
200
150
100
50
0
3/31/20
4/22/20 (3)
4/30/20
Deferral Requests
Balance Outstanding

1. Includes $42.2 million in loans secured by commercial real estate.
2. Regulatory definitions (Special Mention and Substandard)
3. As of date for loan modification data disclosed in the Company's most recent earnings release, furnished as an exhibit to our Current Report on Form 8-K filed with the SEC on April 23, 2020.

First Business

Robust Liquidity Position

Primary & Secondary Sources Provide Ample Liquidity During Uncertain Environment


As of 3/31/20
$445M
17%
11%
28%
32%
12%
Excess Cash Held at the Federal Reserve
Unreciprocated Deposits
Collateral Value of Unencumbered Pledged Loans
Market Value of Unencumbered Securities
Fed Fund Lines


As of 4/30/20
$707M
18%
15%
19%
8%
40%
Excess Cash Held at the Federal Reserve
Collateral Value of Unencumbered Pledged Loans
Market Value of Unencumbered Securities
Fed Fund Lines
Paycheck Protection Program Liquidity Facility

Primary Sources:

- Excess Cash Held at the Federal Reserve
- Collateral Value of Unencumbered Pledged Loans (FHLB Advances)
- Market Value of Unencumbered Securities (FHLB Advances and FRB Discount Window)

Secondary Sources:

- Paycheck Protection Program Liquidity Facility
- Fed Fund Lines
- Brokered Deposits

First Business

Capital Strength

The Company's Capital Ratios Continue to Exceed the Highest Required Regulatory Benchmark Levels



Total Risk-Based Capital
14%
12%
10%
8%
6%
4%
2%
0%
3/31/19
12/31/19
3/31/20
FBIZ
Well-Capitalized (1)



Tier 1 Capital
12%
10%
8%
6%
4%
2%
0%
3/31/19
12/31/19
3/31/20
FBIZ
Well-Capitalized (1)



Tier 1 Leverage Capital
12%
10%
8%
6%
4%
2%
0%
3/31/19
12/31/19
3/31/20
FBIZ
Well-Capitalized (1)

1. Minimum capital required to be well-capitalized under prompt corrective action requirements

First Business

QUARTERLY
UPDATE

First Business®

First Quarter 2020 Summary

- **EARNINGS - Performance Tempered by $3.1 Million COVID-19 Related Provision**
- **REVENUE - Strong Fee Income Driven by Private Wealth and Commercial Lending**
- **BALANCE SHEET - Record Period-End Loans and In-Market Deposits**
- **KEY OPERATING TRENDS - Operating Fundamentals Remain Strong**

Quarterly Update - Earnings

Performance Tempered by $3.1 Million COVID-19 Related Provision



$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.67
$0.67
$0.38
Q1 2019
Q4 2019
Q1 2020
Diluted EPS



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1.20%
13.67%
1.09%
11.93%
0.62%
7.14%
Q1 2019
Q4 2019
Q1 2020
ROAA
ROAE

First Business

Quarterly Update - Revenue

Strong Fee Income Driven by Private Wealth and Commercial Lending



$10,000
$8,000
$6,000
$4,000
$2,000
$0
$ (Thousands)
30.00%
28.00%
26.00%
24.00%
22.00%
20.00%
18.00%
$4,638
$7,189
$6,414
Q1 2019
Q4 2019
Q1 2020
Total Non Interest Income
% of Top Line Revenue
Long Term Target %

First Business

Quarterly Update - Balance Sheet

Record Period-End Loans and In-Market Deposits



$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$ (Millions)
78.00%
76.00%
74.00%
72.00%
70.00%
68.00%
66.00%
64.00%
62.00%
60.00%
$1,657
$1,239
$1,715
$1,379
$1,743
$1,383
Q1 2019
Q4 2019
Q1 2020
Period-End Loans & Leases
Period-End In-Market Deposits (1)
In-Market Deposit Ratio (2)

1. "Period-End In-Market Deposits" represents transaction accounts plus non-transaction accounts.
2. "In-Market Deposit Ratio" is defined as in-market deposits divided by total bank funding. Total bank funding represents total deposits plus FHLB advances.

First Business

Quarterly Update - Key Operating Trends

Net Interest Margin, Excluding Fees In Lieu of Interest, Shows only Modest Compression



Net Interest Margin
3.79%
3.73%
3.44%
0.47%
0.36%
0.14%
3.32%
3.37%
3.30%
Q1 2019
Q4 2019
Q1 2020
Net Interest Margin, Excluding Fees in Lieu of Interest (1)
Fees in Lieu of Interest (2)



Drivers of NIM Change
3.73%
0.02%
—%
(0.26)%
(0.22)%
0.16%
0.01%
3.44%
4Q19 NIM
ST Investments
Securities
Loans
Fees in Lieu (2)
Deposits
Borrowings
1Q20 NIM



NIM, Yields, and Costs
5.89%
5.55%
5.04%
3.79%
3.73%
3.44%
2.49%
2.40%
2.33%
1.68%
1.42%
1.24%
Q1 2019
Q4 2019
Q1 2020
Average Loan Yield
Net Interest Margin
Securities Yield
Cost of Funds (3)

1. "Net Interest Margin, Excluding Fees in Lieu of Interest" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules.
2. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, and non-accrual interest.
3. "Cost of Funds" is defined as total interest expense on deposits and FHLB advances divided by the sum of total average deposits and total average FHLB advances.

First Business

Quarterly Update - Key Operating Trends

Operating Fundamentals Demonstrate Earnings Power



$ (Millions)
$105.0
$90.0
$75.0
$60.0
$45.0
$30.0
$15.0
$0.0
$26.6
$28.1
$32.5
$7.6
2017
2018
2019
Q1 2020
Operating Expense
Pure Net Interest Income ¹
Trust Fee Income
Other Fee Income
Service Charges on Deposits
Fees in Lieu of Interest ³
Gain on Sale of SBA Loans
Swap Fees
Net Tax Credits ²
Net Operating Income ¹

Note: Net interest income is the sum of "Pure Net Interest Income" and "Fees in Lieu of Interest". Non-interest income is the sum of "Trust Fee Income", "Other Fee Income", "Service Charges", "SBA Gains", and "Swap Fees".

1. "Pure Net Interest Income" and "Net Operating Income" are non-GAAP measurements. See appendix for non-GAAP reconciliation schedules.
2. "Net Tax Credits" represent managements estimate of the after-tax contribution related to the investment in tax credits as of the reporting period disclosed.
3. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, and non-accrual interest.

First Business

LONG-TERM VALUE DRIVERS

First Business®

Long-Term Value Drivers

Areas of Focus

- **Growth - Emphasis on Delivery of Above Average Organic Growth Over Acquisition and Optimization of Commercial Business Line Performance**
- **Asset Quality - Proven Financial Performance through Credit Cycles**
- **Profitability - Return to Above Average Profitability through Optimization of Commercial Business Line Performance and Tangible Book Value Growth**
- **Operating Efficiency - Leverage Branch-Lite Model, Business-Banking Niche, and Proactive Investment in Technology**

Growth

Emphasis on Delivery of Above Average Organic Growth Over Acquisition



Core Deposit Growth (3)
FBIZ 10YR CAGR = 14%
Peer Group 10YR CAGR = 3%
40%
30%
20%
10%
0%
-10%
-20%
-30%
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20 (1)
FBIZ
Peer Group (2)



Revenue Growth
FBIZ 10YR CAGR = 11%
Peer Group 10YR CAGR = 3%
40%
30%
20%
10%
0%
-10%
-20%
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20 (1)
FBIZ
Peer Group (2)

1. 2020 represents annualized data for the three months ended March 31, 2020.
2. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion.
3. Core Deposits represents deposits excluding time deposits over $250,000 and brokered deposits of $250,000 or less. Prior to reporting period March 31, 2017, represents deposits excluding time deposits of $100,000 or more and brokered deposits of $100,000 to $250,000.

First Business

Growth

Optimization of Commercial Business Line Performance

Business Life Cycles		
Early Stage	**Adolescent**	**Mature**
Very High Growth & Operating Losses	High Growth & Positive Contribution	Sustainable Growth & Highly Profitable
Commercial Business Lines		
SBA Lending	Accounts Receivable Financing	Business Banking
Vendor Financing		Asset-Based Lending
Bank Consulting		Private Wealth

Asset Quality

Maximize Financial Performance through Credit Cycles with Industry Expertise, Premier Clients, & Consistent Underwriting



Net Charge-Offs / Average Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020 (1)
FBIZ
Peer Group (2)
Great Recession

1. 2020 represents annualized data for the three months ended March 31, 2020.
2. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion.

First Business

Profitability

Return to Above Average Profitability through Optimization of Commercial Business Line Performance and Tangible Book Value Growth


Return on Average Equity
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
'05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (1)
FBIZ
Peer Group (3)
Great Recession


Tangible Book Value Growth
TBV 10YR CAGR = 8%
$20.00
$15.00
$10.00
$5.00
$0.00
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
'06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (2)
TBV/Share
TCE/TA
Great Recession

1. 2020 represents annualized data for the three months ended March 31, 2020.
2. 2020 represents data as of March 31, 2020.
3. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion.

First Business

Operating Efficiency

Leverage Branch-Lite Model and Business-Banking Niche



Total Deposits per Branch
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$(Thousands)
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20 (1)
FBIZ
Peer Group (2)



Total Revenue per FTE
$360
$340
$320
$300
$280
$260
$240
$220
$200
$ (Thousands)
'11
'12
'13
'14
'15
'16
'17
'18
'19
'20 (1)
FBIZ
Peer Group (2)

1. 2020 represents annualized data as of March 31, 2020.
2. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion.

First Business

Operating Efficiency

Proactive Investment in Technology

First Business IT Strategy - Digital Transformation		
Solutions are Built on Top of Salesforce, Which is at the Core of our IT Strategy		
2018	**2019**	**2020**
SBA Lending Portal Quick 5-minute pre-qualification Complete their detailed SBA application Exchange financial documents Generate government forms **Equipment Finance - Loan Origination** Automated underwriting process Internal workflow approval process	**SBA Lending Portal** Loan documentation and quality control module **Equipment Finance - Loan Automation** Invoice automation ACH/wire automation Improved booking functionality **Treasury Management** Defect tracking module	**Align with First Business 5-Year Strategic Plan (Automate all of our lending processes by 2023)** **2020 Areas of Focus:** Commercial Lending, Private Wealth, Accounts Receivable Financing, and Shared Services

The COVID-19 Pandemic has proven the prior investments made in our IT Strategy allowed us to be extremely agile and responsive to our Clients. It has also reinforced the fact our Business & IT Strategy is aligned with the future and sometimes unanticipated needs of our Clients.

First Business

STRATEGIC PLAN

FBIZ Strategic Plan 2019-2023

Objective

First Business will excel by building the best team that works together to impact our clients' success more than any other financial partner.

FBIZ Strategic Plan 2019-2023

4 Strategies Designed to Navigate the Company over a 5-Year Time Horizon

strategy 1

TALENT

Identify, attract, develop, and retain high-performing talent to positively impact the overall performance and efficiency of the Company

strategy 2

EFFICIENCY

Increase internal efficiencies, deliver a differentiated client experience and drive client experience utilizing technology where possible

strategy 3

DEPOSITS

Diversify and grow deposit base

strategy 4

PERFORMANCE

Optimize business lines and mix for diversification and performance

FBIZ Strategic Plan 2019-2023

We Define Success as Delivering Above Average Shareholder Return

Goal	Actual 2019	Actual 1Q20	2023
Return on average equity (1)	12.55%	7.14%	13.50%
Return on average assets (1)	1.14%	0.62%	1.15%
Top line revenue growth (1)	9.1%	4.8%	≥ 10% per year
In-market deposits to total bank funding	75.5%	73.2%	≥ 70%
Employee engagement (3)	82%	N/A	≥ 80%
Client satisfaction (3)	93%	N/A	≥ 90%



Total Shareholder Return - 2019
50%
40%
30%
20%
10%
0%
39%
15%
FBIZ
Peer Group (2)

1. 2020 represents annualized data for the three months ended March 31, 2020.
2. Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion.
3. Surveys conducted annually.

First Business

INVESTMENT RATIONALE

First Business®

Investment Rationale

- TRADING AT DISCOUNT TO PEER GROUP
- DIVIDEND YIELD HIGHER THAN PEER GROUP
- COMPETITIVE ADVANTAGE DRIVEN BY NICHE FOCUS, EMPLOYEE ENGAGEMENT, AND CLIENT SATISFACTION
- DIVERSIFIED MARGIN AND FEE REVENUE
- SCALABLE FRANCHISE POSITIONED FOR SUSTAINABLE GROWTH

Trading at Discount to Peer Group

Price / Tangible Book Value



Price / Tangible Book
December 2011 - March 2020
190.00
170.00
150.00
130.00
110.00
90.00
70.00
50.00
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
Jun-17
Aug-17
Oct-17
Dec-17
Feb-18
Apr-18
Jun-18
Aug-18
Oct-18
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
FBIZ
Peer Group Median

Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion.

Trading at Discount to Peer Group

Price / LTM EPS



Price / LTM EPS
December 2011 - March 2020
21.00
19.00
17.00
15.00
13.00
11.00
9.00
7.00
5.00
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
Jun-17
Aug-17
Oct-17
Dec-17
Feb-18
Apr-18
Jun-18
Aug-18
Oct-18
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
FBIZ
Peer Group Median

Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion.

First Business

Dividend Yield Above Peer Group Median



Dividend Yield
December 2011 - March 2020
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
Jun-17
Aug-17
Oct-17
Dec-17
Feb-18
Apr-18
Jun-18
Aug-18
Oct-18
Dec-18
Feb-19
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
FBIZ
Peer Group Median

Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion.

Competitive Advantage

Driven by Niche Business and Client-Centric Focus

VALUE-ADDED EVENTS



- Manufacturing First
- First Business Invitational for Charity
- Tech First
- Commercial Real Estate Seminars
- Nonprofit Events
- Business Succession Seminars
- Business Seminars

INDUSTRY PRACTICE GROUPS



Commercial Real Estate



Manufacturing



Food & Beverage



Logistics



Health/Professional Services



Tech



Nonprofit

First Business

Competitive Advantage

Employee Engagement & Client Satisfaction

The Best Team Wins
Engaged Employees = Happy Clients

- ACTIVE COMMUNITY INVOLVEMENT
- RIGOROUS HIRING PROCESS
- FUN EMPLOYEE OUTINGS

PEOPLE AND CULTURE

- FORMAL MENTOR PROGRAM
- REGULAR SURVEYS AND FEEDBACK
- STRONG EMPLOYEE REFERRAL PROGRAM


ENGAGED EMPLOYEES

→ CLIENT SATISFACTION

Diversified Margin & Fee Revenue

Margin & Fee Revenue Diversification Driven by Suite of Commercial Products & Services

Average Gross Loan and Lease Mix



29%
26%
16%
11%
8%
5%
3%
2%
Commercial Lending - CRE NOO
Commercial Lending - Other [1]
Commercial Lending - C&I
Commercial Lending - CRE OO
Asset-Based Lending
Equipment Financing
SBA Lending
Accounts Receivable Financing

Net Interest Income / Total Revenue = 73%

Fee Revenue Sources



42%
33%
14%
8%
3%
Commercial Lending
Trust / Private Wealth [2]
Treasury
SBA Lending [3]
Asset-Based Lending
Equipment Finance = <1%
Accounts Receivable Financing = <1%

Fee Income / Total Revenue = 27%

Note: Average balance and revenue data is for the three months ended March 31, 2020.
1. Commercial Lending - Other primarily represents land development, construction and multi-family loans.
2. Trust / Private Wealth represents total trust and investment services fee income.
3. SBA Lending represents gain on the sale of SBA loans, SBA packaging fees and SBA servicing fees.

First Business

Scalable Franchise Positioned for Sustainable Growth

- **Organic growth** remains the foundation for the future
- **Scale Private Wealth Management** business in current markets outside of Madison
- **Significant commercial loan growth** opportunity augmented by niche specialty finance lending programs
- **Demonstrated ability to grow in-market deposits** commensurate with robust loan growth
- Opportunity to **increase market share in the Kansas City metro, Northeast and Southeast Wisconsin regions**

APPENDIX

SUPPLEMENTAL DATA
& NON-GAAP
RECONCILIATIONS

First Business®

FINANCIAL
PERFORMANCE

First Business

Net Interest Margin



Quarterly Trend
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
1Q19
2Q19
3Q19
4Q19
1Q20 (1)
Net Interest Margin
Long-Term Goal



Annual Trend
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
2011
2012
2013
2015
2016
2017
2018
2019
Net Interest Margin
Long-Term Goal

1. 2020 represents annualized data for the three months ended March 31, 2020.

Fee Income Ratio


Quarterly Trend
30%
25%
20%
15%
10%
1Q19
2Q19
3Q19
4Q19
1Q20
Fee Income Ratio (1)
Long-Term Goal


Annual Trend
30%
25%
20%
15%
10%
2011
2012
2013
2015
2016
2017
2018
2019
Fee Income Ratio (1)
Long-Term Goal

1. Fee Income Ratio is defined as total non-interest income divided by total top line revenue.

First Business

Efficiency Ratio


Quarterly Trend
70%
68%
66%
64%
62%
60%
58%
56%
1Q19
2Q19
3Q19
4Q19
1Q20
Efficiency Ratio (1)
Long-Term Goal


Annual Trend
70%
68%
66%
64%
62%
60%
58%
56%
2011
2012
2013
2015
2016
2017
2018
2019
Efficiency Ratio (1)
Long-Term Goal

1. Efficiency ratio is a non-GAAP measure defined as total operating expense divided by total operating revenue. See appendix for non-GAAP reconciliation schedule.

In-Market Deposits / Total Bank Funding [(1)]



Quarterly Trend
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1Q19
2Q19
3Q19
4Q19
1Q20
Transaction Accounts
Non-Transaction Accounts
Bank Wholesale Funding



Annual Trend
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2011
2012
2013
2015
2016
2017
2018
2019
Transaction Accounts
Non-Transaction Accounts
Bank Wholesale Funding

1. In-Market Deposits represents transaction accounts plus non-transaction accounts. Total bank funding represents total deposits plus FHLB advances.

First Business

Loan & Deposit Composition (1)

Total Gross Loans & Leases


30%
29%
13%
12%
7%
3%
2%
2%
2%
CRE NOO
C&I
CRE OO
Multi-Family
Construction
Land Development
Consumer & Other
1-4 Family
Direct Financing Leases

Total Deposits


40%
23%
20%
9%
8%
Money Market Accounts
IB Transaction Accounts
NIB Transaction Accounts
In-Market CDs
Wholesale deposits

1. Period-end balances as of March 31, 2020.

First Business

COMMERCIAL BANKING PRODUCTS & SERVICES

First Business®

Commercial Lending

Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

Product Profile

- Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets
- Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million


Portfolio Analysis
Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q19
2Q19
3Q19
4Q19
1Q20
CRE NOO
Other
C&I
CRE OO
Average Yield


Gross Revenue
Millions
$25
$20
$15
$10
$5
$0
1Q19
2Q19
3Q19
4Q19
1Q20
Interest Income
Fee Income

Note: Loan balances represent quarterly average data.

First Business

Treasury Management

Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

Product Profile

- Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets
- Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation, and data integration solutions


Funding Mix
Millions
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q19
2Q19
3Q19
4Q19
1Q20
Non-Transaction Accounts
Transaction Accounts
Bank Wholesale Funding
Cost of Funds


Fee Revenue
Millions
$1.0
$0.9
$0.8
$0.7
$0.6
$0.5
1Q19
2Q19
3Q19
4Q19
1Q20

Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services and FHLB advances. Non-Transaction Accounts includes in-market CDs and money market accounts. "Cost of Funds" is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules.

First Business

Asset-Based Lending

High-Yielding, Counter-Cyclical Product Complements Conventional Commercial Lending

Product Profile

- Target medium-sized companies nationwide
- Primarily provide revolving lines of credit and term loans for leveraged buyouts, capital expenditures, working capital, bank debt refinancing, debt restructuring, corporate turnaround strategies and debtor-in-possession financing in the course of bankruptcy proceedings or the exit therefrom
- Positioned to provide cost-effective financing solutions to companies who do not have the established stable cash flows necessary to qualify for traditional commercial lending products
- Financings generally range between $1.0 million and $10.0 million with terms of 24 to 60 months

Portfolio Analysis



Millions
$200
$175
$150
$125
$100
$75
$50
$25
$0
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1Q19
2Q19
3Q19
4Q19
1Q20
Average Gross Loans
Average Yield

Gross Revenue



Millions
$6
$5
$4
$3
$2
$1
$0
1Q19
2Q19
3Q19
4Q19
1Q20
Interest Income
Fees in Lieu of Interest
Fee Income

Note: Loan balances represent quarterly average data.

First Business

Accounts Receivable Financing

High-Yielding, Counter-Cyclical Product Complements Conventional Commercial Lending

Product Profile

- Target small- to medium-sized companies nationwide
- Primarily provide funding to clients by purchasing accounts receivable on a full recourse basis
- Positioned to provide competitive rates to clients starting up, seeking growth, and needing cash flow support, or who are experiencing financial issues
- Similar to asset-based lending, receivable financing typically generates higher yields than conventional commercial lending and complements our conventional commercial portfolio


Portfolio Analysis
$30
$25
$20
$15
$10
$5
$0
Millions
20.00%
15.00%
10.00%
5.00%
0.00%
1Q19
2Q19
3Q19
4Q19
1Q20
Average NFE
Average Yield


Gross Revenue
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Millions
1Q19
2Q19
3Q19
4Q19
1Q20
Interest Income
Fees in Lieu of Interest

Note: Average Net Funds Employed balances represent quarterly average data.

First Business

Equipment Financing

Aligned with the Equipment Loan and Lease Needs of our Niche Client Base

Product Profile

- Includes broad range of equipment finance products to address the financing needs of commercial clients in a variety of industries
- Focus includes manufacturing equipment, industrial assets, construction, and transportation equipment, and a wide variety of other commercial equipment
- Financings generally range between $250,000 and $5.0 million with terms of 36 to 84 months (Vendor Finance Program financings are generally < $250,000)

Portfolio Analysis



Millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q19
2Q19
3Q19
4Q19
1Q20
Average Gross Loans & Leases
Average Yield

Gross Revenue



Millions
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1Q19
2Q19
3Q19
4Q19
1Q20
Interest Income
Fee Income

Note: Loan and lease balances represent quarterly average data.

Trust / Private Wealth

Wealth Management Services for Businesses, Executives, and High Net Worth Individuals

Product Profile

- Fiduciary and investment manager for individual and corporate clients, creating, and executing asset allocation strategies tailored to each client's unique situation
- Full fiduciary powers and offers trust, estate, financial planning, and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services
- Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice


Assets Under Management & Administration
Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
1Q19
2Q19
3Q19
4Q19
1Q20
Private Wealth
Employee Benefits
Other


Fee Revenue
Millions
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
1Q19
2Q19
3Q19
4Q19
1Q20

Note: Total Assets Under Management & Administration represent period-end balances.

SBA Lending & Servicing

Full Client Acquisition Strategy for Small Businesses

Product Profile

- Primarily originate variable rate term loans through the 7(a) program which typically provides a guaranty of 75% of principal and interest
- Product offering is designed to generate new business opportunities by meeting the needs of clients whose borrowing needs cannot be met with conventional bank loans
- Sources of revenue include interest income on the retained portion of loan, gain on sale of the guaranteed portion of loan, loan packaging fee income, and loan servicing fee income



Portfolio Analysis
Millions
$200
$175
$150
$125
$100
$75
$50
$25
$0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1Q19
2Q19
3Q19
4Q19
1Q20
Total Retained
Total Sold
Average Yield



Gross Revenue
Millions
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1Q19
2Q19
3Q19
4Q19
1Q20
Interest Income
Gain on Sale
Servicing Fees
Packaging Fees

Note: Total Retained and Total Sold represent period-end balances.

NON-GAAP
RECONCILIATIONS

First Business®

Efficiency Ratio

Non-GAAP Reconciliation

"Efficiency Ratio" is a non-GAAP measure representing non-interest expense excluding the effects of the SBA recourse provision, impairment of tax credit investments, losses or gains on foreclosed properties, amortization of other intangible assets, and other discrete items, if any, divided by operating revenue, which is equal to net interest income plus non-interest income less realized gains or losses on securities, if any. We believe the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(Unaudited)	For the Three Months Ended				
(Dollars in thousands)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Non-interest expense	$ 17,742	$ 17,464	$ 14,716	$ 16,773	$ 16,146
Net gain (loss) on foreclosed properties	—	21	(262)	17	(102)
Amortization of other intangible assets	(11)	(11)	(11)	(7)	(9)
SBA recourse (provision) benefit	(481)	(113)	427	(21)	(25)
Tax credit investment (impairment) recovery	(2,014)	(2,088)	120	(113)	(113)
Total operating expense	$ 15,236	$ 15,273	$ 14,990	$ 16,649	$ 15,897
Net interest income	$ 17,754	$ 16,852	$ 16,776	$ 18,474	$ 17,050
Non-interest income	4,638	5,805	5,792	7,189	6,414
Net loss on sale of securities	—	—	4	42	4
Total operating revenue	$ 22,392	$ 22,657	$ 22,572	$ 25,705	$ 23,468
Efficiency ratio	68.04%	67.41%	66.41%	64.77%	67.74%

First Business

Cost of Funds

Non-GAAP Reconciliation

"Cost of Funds" is defined as total interest expense on deposits and FHLB advances divided by the sum of total average deposits and total average FHLB advances. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our bank funding costs. The information provided below reconciles the cost of funds to its most comparable GAAP measure.

(Unaudited)	For the Three Months Ended				
(Dollars in thousands)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Interest expense on total interest-bearing deposits	$ 5,796	$ 6,258	$ 6,006	$ 4,898	$ 4,116
Interest expense on FHLB advances	1,444	1,511	1,673	1,590	1,559
Total interest expense on deposits and FHLB advances	$ 7,240	$ 7,769	$ 7,679	$ 6,488	$ 5,675
Average interest-bearing deposits	$ 1,198,483	$ 1,243,269	$ 1,225,878	$ 1,215,862	$ 1,207,481
Average non-interest-bearing deposits	257,222	254,177	283,675	306,278	291,129
Average FHLB advances	267,989	266,137	307,060	304,049	325,929
Total average deposits and total average FHLB advances	$ 1,723,694	$ 1,763,583	$ 1,816,613	$ 1,826,189	$ 1,824,539
Cost of funds	1.68%	1.76%	1.69%	1.42%	1.24%

Net Interest Margin, Excluding Fees in Lieu of Interest

Non-GAAP Reconciliation

"Net Interest Margin, Excluding Fees in Lieu of Interest" is a non-GAAP measure representing net interest income excluding the fees in lieu of interest divided by average interest-earning assets. Fees in lieu of interest are defined as prepayment fees, asset-based loan fees, and non-accrual interest. In the judgment of the Company's management, the adjustments made to net interest income allow investors and analysts to better assess the Company's net interest income in relation to its core loan and deposit rate changes by removing the volatility that is associated with these recurring fees. The information provided below reconciles the net interest margin to its most comparable GAAP measure.

(Unaudited)	For the Three Months Ended				
(Dollars in Thousands)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020
Interest income	$ 25,679	$ 25,309	$ 25,438	$ 25,613	$ 23,372
Interest expense	7,925	8,457	8,662	7,139	6,322
Net interest income (a)	17,754	16,852	16,776	18,474	17,050
Less fees in lieu of interest	2,222	1,165	1,063	1,807	722
Net interest income, excluding fees in lieu of interest (b)	$ 15,532	$ 15,687	$ 15,713	$ 16,667	$ 16,328
Average interest-earning assets (c)	$ 1,872,877	$ 1,914,289	$ 1,971,696	$ 1,980,922	$ 1,981,887
Net interest margin (a / c)	3.79%	3.52%	3.40%	3.73%	3.44%
Net interest margin, excluding fees in lieu of interest (b / c)	3.32%	3.28%	3.19%	3.37%	3.30%

First Business

Pure Net Interest Income

Non-GAAP Reconciliation

"Pure Net Interest Income" is defined as net interest income less fees in lieu of interest. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, and non-accrual interest. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our net interest margin. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure.

(Unaudited)	For the Year Ended			For the Three Months Ended
(Dollars in Thousands)	December 31, 2017	December 31, 2018	December 31, 2019	March 31, 2020
Net interest income	$ 60,609	$ 67,342	$ 69,856	$ 17,050
Less fees in lieu of interest	3,801	5,210	6,257	722
Pure net interest income (non-GAAP)	$ 56,808	$ 62,132	$ 63,599	$ 16,328

Net Operating Income

Non-GAAP Reconciliation

"Net Operating Income" is a non-GAAP financial measure. We believe net operating income allows investors to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure.

(Unaudited)	For the Year Ended			For the Three Months Ended
(Dollars in thousands)	December 31, 2017	December 31, 2018	December 31, 2019	March 31, 2020
Net income	$ 11,905	$ 16,303	$ 23,324	$ 3,278
Less income tax benefit (expense)	(2,326)	(1,351)	(1,175)	(858)
Less provision for loan and lease losses	(6,172)	(5,492)	(2,086)	(3,182)
Income before taxes and provision for loan and lease losses (non-GAAP)	20,403	23,146	26,585	7,318
Less non-operating income				
Net loss on sale of securities	(403)	(4)	(46)	(4)
Total non-operating income (non-GAAP)	(403)	(4)	(46)	(4)
Less non-operating expense				
Net (gain) loss on foreclosed properties	(143)	367	224	102
Amortization of other intangible assets	54	47	40	9
SBA recourse provision (benefit)	2,240	1,913	188	25
Tax credit investment impairment	2,784	2,083	4,095	113
Deconversion fees	300	—	—	—
Total non-operating expense (non-GAAP)	5,235	4,410	4,547	249
Add net tax credit benefit (non-GAAP)	526	494	1,352	8
Net operating income	$ 26,567	$ 28,054	$ 32,530	$ 7,579

First Business

First Business®